================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina         29625
           (Address of principal executive offices)          (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act 17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 26, 2006, the Board of Directors of Hampshire Group, Limited (the "Company") appointed Michael Culang as the Company's interim President and Chief Executive Officer effective as of June 22, 2006.

Mr. Culang has been the President and Chief Executive Officer of Hampshire Designers, Inc., a wholly owned subsidiary of the Company, since July 2005. Previously, Mr. Culang served as President and Chief Executive Officer of Hampshire Brands, the men's division of Hampshire Designers, Inc., from 2003 to 2005 and as President of the division from 1998 to 2003. Prior to joining the Company, Mr. Culang served as President of Somerset Knitting Mills, a Division of Phillips-Van Heusen, from 1986 through 1997. Mr. Culang's employment agreement with Hampshire Designers, Inc., dated as of July 1, 2005, provides for an annual salary of $600,000 and an incentive bonus based on the adjusted pre-tax income of Hampshire Designers, Inc. The employment agreement may be terminated by the Company at any time upon six month's written notice or by the Mr. Culang upon three month's written notice.

Also on June 26, 2006, the Board of Directors of the Company appointed Jonathan Norwood as the Company's interim Treasurer effective as of June 22, 2006. Mr. Norwood will also assume the role of the Company's principal accounting officer.

Mr. Norwood will continue to serve as the Company's Chief Financial Officer, which position he assumed in April 2006. Previously, Mr. Norwood served as Controller and as a member of senior management of Liberty Corporation from April 2001 until its acquisition by Raycom Media, Inc. on January 31, 2006. Prior to working for the Liberty Corporation, Mr. Norwood served as Chief Financial Officer of Team Vest, LLC from January 2000 to March 2001 and Director or Finance from March 1996 to December 1999. Mr. Norwood began his accounting career with Ernst & Young, LLP in 1991 and became a certified public accountant in 1994. Mr. Norwood's employment agreement with the Company, dated February 27, 2006, provides for an annual salary of $168,000 and an incentive bonus based on the actual net sale and net income results of the Company. The Company has guaranteed $72,000 of Mr. Norwood's bonus payment for his first year of employment. The employment agreement may be terminated by the Company or Mr. Norwood at any time.

Mr. Culang's employment agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. Mr. Norwood's employment agreement is filed as
Exhibit 10.2 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of each of Mr. Culang's and Mr. Norwood's employment agreements are qualified in their entirety by reference to such exhibits.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Shell Company Transactions.

     None.

(d) Exhibits.

     Exhibit 10.1 -- Employment Agreement, dated as of July 1, 2005, by and between Michael Culang and Hampshire Designers, Inc.

     Exhibit 10.2 -- Employment Agreement, dated February 27, 2006, by and between Jonathan Norwood and Hampshire Group, Limited.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               HAMPSHIRE GROUP, LIMITED


                                               By: /s/ Heath L. Golden
                                                    ----------------------------
                                                     Name:  Heath L. Golden
                                                     Title: General Counsel


Dated: June 29, 2006